                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of Jacksonville Bancorp, Inc. ("Company") on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Foss, President and Chief Executive Officer and I, Diana Tone, Chief Financial Officer and Compliance Officer of the Company certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002:

        (1) the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

        (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.


March 24, 2004                  /s/ Richard A. Foss
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Date                            Richard A. Foss
                                President and Chief Executive Officer


March 24, 2004                  /s/ Diana S. Tone
--------------                  ------------------------------------------------
Date                            Diana S. Tone
                                Chief Financial Officer and Compliance Officer